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     SUPPLEMENT NO. 1 dated March 3, 2003
TO   PROSPECTUS dated February 1, 2003


FOR  STATE STREET RESEARCH EMERGING GROWTH FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST

INVESTMENT MANAGEMENT

Under the above caption at page 8 of the prospectus, the third paragraph is revised in its entirety to read as follows:

"Tucker Walsh is the lead portfolio manager of the fund and Andrew Morey is a portfolio manager of the fund. Mr. Walsh has been responsible for the day-to-day management of the fund as the portfolio manager since October 1999. Mr. Walsh, a managing director, joined the firm in 1997. Mr. Morey has assisted with the management of the fund since 2000 and became a portfolio manager of the fund in March 2003. Mr. Morey, a senior vice president, joined the firm in 1995."




                                                                    EM-7234-0303
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0204)SSR-LD